UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
November 7, 2007

RENEGY HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33712	20-8987239
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)
301 West Warner Road, Suite 132
Tempe, AZ 85284
(Address of principal executive offices, including zip code)
(480) 556-5555
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.01. Completion of Acquisition or Disposition of Assets
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1
EX-99.1
EX-99.2

Item 1.01. Entry into a Material Definitive Agreement.
     On November 7, 2007, Catalytica Energy Systems, Inc. (“Catalytica”), a wholly-owned subsidiary of Renegy Holdings, Inc. (the “Company”), sold all of its interests in CESI-SCR, Inc. (“CESI-SCR”) and CESI-Tech Technologies, Inc. (“CESI-Tech”), wholly-owned subsidiaries of Catalytica, to CoaLogix Inc. (“Buyer”), a wholly-owned subsidiary of Acorn Factor, Inc. (“Acorn Factor”), pursuant to a Stock Purchase Agreement (the “Purchase Agreement”) entered into on that same day by and among Catalytica, Buyer, Acorn Factor, and with respect to Article 11 thereof only, the Company. On November 7, 2007, the parties consummated the transactions contemplated by the Purchase Agreement.
     Prior to the closing of the transactions under the Purchase Agreement, CESI-SCR owned all of the issued and outstanding membership interests of SCR-Tech, LLC, a North Carolina limited liability company (“SCR-Tech” and, collectively with CESI-SCR and CESI-Tech, the “Acquired Companies”). The Acquired Companies are engaged in the business of cleaning and regenerating selective catalytic reduction (“SCR”) catalyst used by coal-fired power generation facilities to reduce nitrogen oxide emissions and providing SCR catalyst management services for such power generation facilities (the “Business”).
     The Purchase Agreement provides for the purchase by Buyer of all of the issued and outstanding capital stock of CESI-SCR and CESI-Tech from Catalytica for $9,600,000 (subject to an agreed-upon working capital adjustment) and the assumption by Buyer of certain liabilities of Catalytica relating to the Business.
     The Purchase Agreement contains customary representations and warranties, covenants, and indemnification provisions whereby the parties agree to indemnify the other for breaches of their respective representations and warranties and covenants set forth in the Purchase Agreement. The parties’ respective indemnification obligations generally are subject to a deductible of $192,000 and a cap of $1,920,000, or $9,600,000 in connection with losses relating to the breach by Catalytica of certain specified indemnity items or to certain liabilities of Catalytica, as set forth in the Purchase Agreement.
     The Purchase Agreement also contains a guaranty by the Company, whereby it has agreed to irrevocably, continuously and unconditionally guarantee to Buyer the payment of Catalytica’s indemnification obligations (if any) under the Purchase Agreement and any financial obligation of Catalytica in respect of any required working capital adjustment.
     The sale of the Acquired Companies by Catalytica was approved by the Company as Catalytica’s sole stockholder. No approval by the Company’s stockholders was required for the transaction.
     On November 8, 2007, the Company issued a press release announcing the execution of the Purchase Agreement and the closing of the transactions contemplated thereby. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety.
     The foregoing summary of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein in its entirety.

Item 2.01. Completion of Acquisition or Disposition of Assets.
          Item 1.01 above is incorporated by reference herein in its entirety.
Item 9.01. Financial Statements and Exhibits.
(b) Pro Forma Financial Information.
          The following unaudited pro forma financial information is filed hereto as Exhibit 99.2, Pro Forma Financial Information, and is incorporated by reference in its entirety:

•	Introductory Note

•	Summary Unaudited Pro Forma Consolidated Financial Data

•	Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2007

•	Notes to Unaudited Pro Forma Consolidated Balance Sheet

•	Unaudited Pro Forma Consolidated Statements of Operations for Nine Months Ended September 30, 2007 and Twelve Months Ended December 31, 2006

•	Notes to Unaudited Pro Forma Consolidated Statements of Operations
(d) Exhibits.

Exhibit No.	Description

10.1	Stock Purchase Agreement by and between Catalytica Energy Systems, Inc., Acorn Factor, Inc., CoaLogix Inc., and with respect to Article 11 only, Renegy Holdings, Inc., dated as of November 7, 2007

99.1	Press release issued by the Registrant on November 8, 2007

99.2	Pro forma financial information

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENEGY HOLDINGS, INC.
By:	/s/ Robert W. Zack
Robert W. Zack
Executive Vice President and Chief Financial Officer

Date: November 14, 2007

EXHIBIT INDEX

Exhibit No.	Description

10.1	Stock Purchase Agreement by and between Catalytica Energy Systems, Inc., Acorn Factor, Inc., CoaLogix Inc., and with respect to Article 11 only, Renegy Holdings, Inc., dated as of November 7, 2007

99.1	Press release issued by the Registrant on November 8, 2007

99.2	Pro forma financial information

5